UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 18, 2023

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AUTOZONE, INC.

(Exact name of registrant as specified in its charter)

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Nevada	1-10714	62-1482048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 South Front Street

Memphis, Tennessee 38103

(Address of Principal Executive Offices) (Zip Code)

(901) 495-6500

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AZO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2023, the Company announced: (i) Thomas B. Newbern, currently Executive Vice President, Operations, Sales and Technology, has been promoted to the position of Chief Operating Officer (COO); (ii) Jamere Jackson, currently Chief Financial Officer and Executive Vice President, Finance and Store Development, has been promoted to the position of Chief Financial Officer (CFO) where he will continue to lead the Finance and Store Development teams; and (iii) William R. Hackney, currently Senior Vice President, Merchandising, has been promoted to the position of Executive Vice President, Merchandising, Marketing and Supply Chain.

Information about Mr. Newbern’s and Mr. Jackson’s biographical and business experience is available in Part I, Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended August 27, 2022, filed with the Securities and Exchange Commission on October 24, 2022, and is incorporated by reference herein. There are no arrangements or understandings between each of Mr. Newbern or Mr. Jackson and any other person pursuant to which such officer was promoted to his new role, there are no family relationships between each of them and any director or other officer of the Company, and there are no transactions in which the Company is a party and in which he has a material interest subject to disclosure under Item 404(a) of Regulation S-K. Changes to officer compensation have not yet been approved by the Compensation Committee of the Board.

Item 8.01. Other Events.

On September 18, 2023, the Company issued a press release announcing the changes discussed above, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 18, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOZONE, INC.

Date: September 18, 2023	By:	/s/ Jenna M. Bedsole
Jenna M. Bedsole
Senior Vice President, General Counsel & Secretary